SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2003

                         TII NETWORK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)

             1-8048                                 66-0328885
       ---------------------              ---------------------------------
       (Commission File No.)              (IRS Employer Identification No.)

           1385 Akron Street, Copiague, New York           11726
           -------------------------------------           -----
           (Address of Principal Executive Offices)    (Zip Code)


                                 (631) 789-5000
              ---------------------------------------------------
              (Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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         The Company has received a letter dated October 2, 2003 from The Nasdaq
Stock Market ("Nasdaq") informing the Company that the Company has evidenced compliance with all requirements necessary for the continued listing of the Company's common stock on The Nasdaq SmallCap Market. The Company had been required to demonstrate sustained compliance with the Nasdaq minimum $1.00 per share minimum bid price listing requirement for at least ten consecutive trading days prior to October 21, 2003.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.1     The Company's Press Release dated October __, 2003.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          TII NETWORK TECHNOLOGIES, INC



Date: October 10, 2003                    By: /s/ Kenneth A. Paladino
                                              ----------------------------------
                                              Kenneth A. Paladino,
                                              Vice President-Finance, Treasurer
                                              and Chief Financial Officer













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